UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): September 25, 2014

VECTRUS, INC.

(Exact name of registrant as specified in its charter)

Indiana	001-36341	38-3924636
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

655 Space Center Drive

Colorado Springs, Colorado 80915

(Address of principal executive offices)

(719) 591-3600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Agreements with Exelis Related to the Spin-Off

On September 25, 2014, in connection with the previously announced spin-off (the “Spin-Off”) of Vectrus, Inc. (the “Company” or “Vectrus”) from Exelis Inc. (“Exelis”), Vectrus entered into a Distribution Agreement (the “Distribution Agreement”) with Exelis, which sets forth Vectrus’ agreement with Exelis regarding the principal actions needed to be taken in connection with the Spin-Off and governs certain aspects of Exelis’ relationship with Vectrus after the Spin-Off.

In addition to, and concurrently with, entering into the Distribution Agreement, Vectrus entered into certain ancillary agreements that govern the respective rights, responsibilities and obligations of Vectrus and Exelis after the Spin-Off. The ancillary agreements include:

•	an Employee Matters Agreement between Vectrus and Exelis (the “Employee Matters Agreement”) that sets forth the parties’ agreements with respect to employee related liabilities, health and welfare benefit plans, defined contribution plans, non-qualified deferred compensation plans and equity-based compensation plans;

•	a Tax Matters Agreement between Vectrus and Exelis (the “Tax Matters Agreement”) that sets forth the parties’ agreements with respect to tax liabilities and benefits, tax attributes, tax contests and other tax sharing regarding U.S. federal, state, local and foreign income taxes, other tax matters and related tax returns;

•	a Transition Services Agreement between Vectrus and Exelis (the “Transition Services Agreement”), under which each party will provide or cause to be provided to the other party certain services for a limited time to help ensure an orderly transition for each of the parties following the Spin-Off;

•	a Transitional Trademark Agreement License Agreement between Vectrus and Exelis (the “Transitional Trademark License Agreement”), under which Vectrus will license on a non-exclusive basis the right to use the Exelis name and trademark in the Mission Systems business for a transitional period while Vectrus phases out the use of such trademark in the operation of its business; and

•	a Technology License Agreement between Vectrus and Exelis (the “Technology License Agreement”), under which Vectrus will license on a nonexclusive basis certain of its intellectual property (excluding trademarks) existing as of the distribution date to Exelis and its affiliates and in turn, Exelis and its affiliates will grant reciprocal licenses to Vectrus, each for use in their respective businesses.

Descriptions of the material terms of the Distribution Agreement, Employee Matters Agreement, Tax Matters Agreement, Transition Services Agreement, Transitional Trademark License Agreement and Technology License Agreement are set forth in the section entitled “Certain Relationships and Related Party Transactions – Agreements with Exelis Related to the Spin-Off” in the Company’s Information Statement included in the Company’s Registration Statement on Form 10, as amended, which was filed on September 8, 2014 (the “Information Statement”) and are incorporated herein by reference. The descriptions of the agreements contained therein and herein are qualified in their entirety by reference to the full text of the Distribution Agreement, Employee Matters Agreement, Tax Matters Agreement, Transition Services Agreement, Transitional Trademark License Agreement and Technology License Agreement, which are included herewith as Exhibits 2.1, 10.1, 10.2, 10.3, 10.4 and 10.5, respectively, to this Current Report on Form 8-K and incorporated by reference herein.

Item 5.01	Change in Control.

The Spin-Off described in the Information Statement was consummated on September 27, 2014.

Item 8.01	Other Events.

On September 29, 2014, the Company issued a press release announcing the consummation of the Spin-Off. The press release is attached hereto as Exhibit 99.1

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1	Distribution Agreement between Vectrus, Inc. and Exelis Inc. dated as of September 25, 2014 (incorporated by reference to Exhibit 2.1 of Exelis Inc.’s Form 8-K Current Report filed on September 29, 2014 (CIK No. 1524471, File No. 1-35228))

10.1	Employee Matters Agreement between Vectrus, Inc. and Exelis Inc. dated as of September 25, 2014 (incorporated by reference to Exhibit 10.1 of Exelis Inc.’s Form 8-K Current Report filed on September 29, 2014 (CIK No. 1524471, File No. 1-35228))

10.2	Tax Matters Agreement between Vectrus, Inc. and Exelis Inc. dated as of September 25, 2014 (incorporated by reference to Exhibit 10.2 of Exelis Inc.’s Form 8-K Current Report filed on September 29, 2014 (CIK No. 1524471, File No. 1-35228))

10.3	Transition Services Agreement between Vectrus, Inc. and Exelis Inc. dated as of September 25, 2014 (incorporated by reference to Exhibit 10.3 of Exelis Inc.’s Form 8-K Current Report filed on September 29, 2014 (CIK No. 1524471, File No. 1-35228))

10.4	Transitional Trademark License Agreement between Vectrus, Inc. and Exelis Inc. dated as of September 25, 2014 (incorporated by reference to Exhibit 10.4 of Exelis Inc.’s Form 8-K Current Report filed on September 29, 2014 (CIK No. 1524471, File No. 1-35228))

10.5	Technology License Agreement between Vectrus, Inc. and Exelis Inc. dated as of September 25, 2014 (incorporated by reference to Exhibit 10.5 of Exelis Inc.’s Form 8-K Current Report filed on September 29, 2014 (CIK No. 1524471, File No. 1-35228))

99.1	Press release issued by Vectrus, Inc. on September 29, 2014

Safe Harbor Statement

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995 (the “Act”): Certain material presented herein includes forward-looking statements intended to qualify for the safe harbor from liability established by the Act. These forward-looking statements include, but are not limited to, statements about the separation of Vectrus, Inc. (the “Company”) from Exelis Inc., the terms and the effect of the separation, the nature and impact of such a separation, capitalization of the Company, future strategic plans and other statements that describe the Company’s business strategy, outlook, objectives, plans, intentions or goals, and any discussion of future operating or financial performance. Whenever used, words such as “may”, “will”, “likely”, “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “target” and other terms of similar meaning are intended to identify such forward-looking statements. Forward-looking statements are uncertain and to some extent unpredictable, and involve known and unknown risks, uncertainties and other important factors that could cause actual results to differ materially from those expressed or implied in, or reasonably inferred from, such forward-looking statements.

Such forward-looking statements include factors that could cause results to differ materially from the Company’s historical experience and its present expectations or projections. These risks and uncertainties include, but are not limited to: economic, political and social conditions in the countries in which we conduct our businesses; changes in U.S. or international government defense budgets; government regulations and compliance therewith, including changes to the Department of Defense procurement process; changes in technology; intellectual property matters; governmental investigations, reviews, audits and cost adjustments; contingencies related to actual or alleged environmental contamination, claims and concerns; delays in completion of the U.S. Government’s budget; our success in expanding our geographic footprint or broadening our customer base; our ability to realize the full amounts reflected in our backlog; impairment of goodwill; misconduct of our employees, subcontractors, agents and business partners; our ability to control costs; our level of indebtedness; subcontractor performance; economic and capital markets conditions; ability to retain and recruit qualified personnel; security breaches and other disruptions to our information technology and operations; changes in our tax provisions or exposure to additional income tax liabilities; changes in generally accepted accounting principles; and other factors set forth in the information statement attached to our Registration Statement on Form 10 and our other filings with the Securities and Exchange Commission.

In addition, there are risks and uncertainties relating to the separation, including whether those transactions will result in any tax liability, the operational and financial profile of the Company after giving effect to the separation, and the ability of the Company to operate as an independent entity.

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 29, 2014

VECTRUS, INC.

By:	/s/ Kathryn Lamping
Name:	Kathryn Lamping
Title:	Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description

2.1	Distribution Agreement between Vectrus, Inc. and Exelis Inc. dated as of September 25, 2014 (incorporated by reference to Exhibit 2.1 of Exelis Inc.’s Form 8-K Current Report filed on September 29, 2014 (CIK No. 1524471, File No. 1-35228))

10.1	Employee Matters Agreement between Vectrus, Inc. and Exelis Inc. dated as of September 25, 2014 (incorporated by reference to Exhibit 10.1 of Exelis Inc.’s Form 8-K Current Report filed on September 29, 2014 (CIK No. 1524471, File No. 1-35228))

10.2	Tax Matters Agreement between Vectrus, Inc. and Exelis Inc. dated as of September 25, 2014 (incorporated by reference to Exhibit 10.2 of Exelis Inc.’s Form 8-K Current Report filed on September 29, 2014 (CIK No. 1524471, File No. 1-35228))

10.3	Transition Services Agreement between Vectrus, Inc. and Exelis Inc. dated as of September 25, 2014 (incorporated by reference to Exhibit 10.3 of Exelis Inc.’s Form 8-K Current Report filed on September 29, 2014 (CIK No. 1524471, File No. 1-35228))

10.4	Transitional Trademark License Agreement between Vectrus, Inc. and Exelis Inc. dated as of September 25, 2014 (incorporated by reference to Exhibit 10.4 of Exelis Inc.’s Form 8-K Current Report filed on September 29, 2014 (CIK No. 1524471, File No. 1-35228))

10.5	Technology License Agreement between Vectrus, Inc. and Exelis Inc. dated as of September 25, 2014 (incorporated by reference to Exhibit 10.5 of Exelis Inc.’s Form 8-K Current Report filed on September 29, 2014 (CIK No. 1524471, File No. 1-35228))

99.1	Press release issued by Vectrus, Inc. on September 29, 2014